ACCOUNTS AND NOTES RECEIVABLE, NET (Details) ¥ in Thousands, $ in Thousands	Dec. 31, 2018 USD ($)	Dec. 31, 2018 CNY (¥)	Dec. 31, 2017 USD ($)	Dec. 31, 2017 CNY (¥)	Dec. 31, 2016 CNY (¥)	Dec. 31, 2015 CNY (¥)
ACCOUNTS AND NOTES RECEIVABLE, NET
Accounts receivable	$ 154,043	¥ 1,059,129		¥ 737,946
Notes receivable	1,865	12,820		2,100
Allowance for doubtful accounts	(3,651)	(25,105)	$ (843)	(5,794)	¥ (6,708)	¥ (7,956)
Accounts and notes receivable, net	$ 152,257	¥ 1,046,844		¥ 734,252